SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2005 (July 28, 2005)
Arch Coal, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
One CityPlace Drive, Suite 300, St. Louis, Missouri 63141
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (314) 994-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Mr. Wesley M. Taylor was elected to the Board of Directors of Arch Coal, Inc. (“the Company”) effective July 28, 2005. Mr. Taylor will serve in the class of Directors with a term expiring at the Company’s 2006 Annual Meeting of Stockholders. Mr. Taylor will serve as a member of the Board’s Finance and Personnel & Compensation Committees.
Item 7.01 Regulation FD Disclosure
On July 28, 2005, the Company announced via a press release the election of Mr. Taylor as Director. A copy of the press release is furnished as Exhibit 99.1 attached hereto and incorporated herein by reference in its entirety.
Item 9.01 Financial Statements and Exhibits
     99.1 Press Release dated July 28, 2005

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2005	ARCH COAL, INC.
By:
Janet L. Horgan
Assistant General Counsel and Assistant Secretary

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated as of July 28, 2005

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